CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2015	Dec. 31, 2014
Ordinary shares, shares authorized	7,500,000	7,500,000
Ordinary shares, shares issued	5,297,054	5,271,372
Ordinary shares, shares outstanding	4,185,258	4,159,576
Treasury shares at cost, shares	1,111,796	1,111,796
NIS
Ordinary shares, par value per share	$ 0.04	$ 0.04